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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Amendment No. 10 to the Registration Statement on Form S-1 of our report dated February 27, 2002 relating to the financial statements of REDIBook ECN, LLC, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
August 11, 2004

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS